UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2023

AEROVATE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40544	83-1377888
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Aerovate Therapeutics, Inc.

930 Winter Street, Suite M-500, Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(617) 443-2400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AVTE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of July 10, 2023 (the “Effective Date”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of Aerovate Therapeutics, Inc. (the “Company”), the Board appointed Habib J. Dable as a member of the Board. Mr. Dable will serve as a Class II director until his term expires at the 2026 annual meeting of stockholders at which time he will stand for election by the Company’s stockholders. The Board determined that Mr. Dable is independent under the listing standards of the Nasdaq Global Market.

Mr. Dable was also appointed to serve as a member of the Compensation Committee of the Board (the “Compensation Committee”). Effective as of Effective Date, the Compensation Committee of the Board is composed of Mr. Iwicki, Dr. Katabi and Mr. Dable. The composition of the Nominating and Corporate Governance Committee and the Audit Committee remains unchanged.

As a non-employee director, Mr. Dable will receive an equity award and cash compensation for his Board service in accordance with the Company’s Non-Employee Director Compensation Policy. Mr. Dable is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Dable and any other persons pursuant to which he was selected as a director. In addition, Mr. Dable has entered into an indemnification agreement with the Company consistent with the form of indemnification agreement entered into between the Company and its existing non-employee directors.

On July 11, 2023, the Company issued a press release announcing Mr. Dable’s appointment to the Board. A copy of this press release is filed as Exhibit 99.1 to this report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of Aerovate Therapeutics, Inc., dated July 11, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aerovate Therapeutics, Inc.

Date: July 11, 2023	By:	/s/ Timothy P. Noyes
Timothy P Noyes
Chief Executive Officer